UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2014

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PSEG POWER LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, T-25

Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570

Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers in this combined Form 8-K is filed solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 9.01. Financial Statements and Exhibits in this combined Form 8-K is separately filed, as noted, by PSEG, PSEG Power LLC (Power) and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. Power and PSE&G each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

PSEG

On February 18, 2014, we entered into a second amendment to the employment agreement dated August 26, 2009, with J.A. Bouknight, Jr., Executive Vice President and General Counsel. The second amendment provides that any award of Performance Share Units granted to Mr. Bouknight in 2014 or thereafter under our Amended and Restated 2004 Long-Term Incentive Compensation Plan will vest one-twelfth per month during the year in which the award of Performance Share Units is granted. Mr. Bouknight will become fully vested on December 31 of the year in which the award is granted, or earlier, if his employment is terminated by reason of disability or death, and any payment of such award due will be made after the completion of the three-year performance cycle applicable to each award as set forth in the applicable grant agreements. No other provisions of the employment agreement were changed.

Item 9.01. Financial Statements and Exhibits

PSEG, Power and PSE&G

Exhibit 10	Second Amendment to Employment Agreement with J.A. Bouknight, dated February 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

	By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: February 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: February 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: February 21, 2014

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